                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 1, 1998
                                                           ------------


                                  ACSYS, INC.
                                  -----------
                           (Exact name of registrant
                          as specified in its charter)
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


     Georgia                     000-23711                 58-2299173
----------------------          -----------            ------------------
   (State or other              (Commission             (I.R.S. Employer
   jurisdiction of              File Number)           Identification No.)
    incorporation
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       75 Fourteenth Street, Suite 2200, Atlanta, Georgia          30309
       --------------------------------------------------         --------
           (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code:       (404) 817-9440
                                                               --------------



       2000 Pennsylvania Avenue, Suite 7650 Washington, DC           20006
       ---------------------------------------------------          --------
     (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS.

     On July 1, 1998, Acsys, Inc. (the "Company") acquired by merger all of the interest in KPD Systems, Inc. ("KPD") pursuant to the Agreement and Plan of Merger by and among the Company, Acsys NY, Inc., KPD and Howard Sapolsky, the sole shareholder of KPD. Terms of the transaction were undisclosed.

     A copy of the press release announcing the closing of the acquisition of KPD is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.    EXHIBITS.

     (c)  EXHIBITS.

     99.1  Press Release dated July 1, 1998


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                        Exhibit Index Appears on Page 4
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SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACSYS, INC.


                                              BY:  /s/ Timothy Mann Jr.
                                                   --------------------
                                                     Timothy Mann, Jr.
                                                     Chief Executive Officer

Dated:    7/7/98
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                        Exhibit Index Appears on Page 4
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                                 EXHIBIT INDEX


Exhibit
Number                                                                Page
--------------                                                       ------
99.1            Press Release dated July 1, 1998..................      5





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                        Exhibit Index Appears on Page 4